UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report August 5, 2020
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15 Joys Lane, Kingston, NY	12401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 802-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2020 Kingstone Companies, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the fiscal period ended June 30, 2020. The Press Release also announced that the Company’s Board of Directors has declared a $0.04 per share quarterly dividend payable on September 15, 2020 to stockholders of record at the close of business on August 31, 2020. A copy of the Press Release is furnished as Exhibit 99.1 hereto.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 5, 2020, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”).  The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to each nominee for director and a listing of the votes cast for and against, as well as abstentions, with respect to the other matters voted upon at the Annual Meeting.  The Company’s stockholders elected each of the nominees as a director, ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, approved amendments to the Company’s 2014 Equity Participation Plan (the “Plan”), including an increase in the number of shares of common stock authorized to be issued pursuant to the Plan from 700,000 to 1,400,000, and approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

1.	Election of Board of Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Barry B. Goldstein	5,561,153	188,389	2,914,301
Meryl S. Golden	5,602,176	147,366	2,914,301
Floyd R. Tupper	5,499,251	250,291	2,914,301
William L. Yankus	5,499,237	250,305	2,914,301
Carla A. D’Andre	5,501,846	247,696	2,914,301
Timothy P. McFadden	4,860,738	888,804	2,914,301

2. Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	8,545,581
Against	80,243
Abstentions	38,019

3. Approval of amendments to the Company’s 2014 Equity Participation Plan (the “Plan”), including to increase the number of shares of common stock authorized to be issued pursuant to the Plan from 700,000 to 1,400,000:

For	5,012,617
Against	720,277
Abstentions	16,648
Broker Non-Votes	2,914,301

4. Advisory vote on the compensation of the Company’s named executive officers:

For	4,515,853
Against	1,086,957
Abstentions	146,732
Broker Non-Votes	2,914,301

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.2 is additional financial information about the Company (the “Additional Financial Information”).

The information furnished with this Item 7.01, including Exhibit 99.2, shall not be deemed as “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated August 6, 2020, issued by Kingstone Companies, Inc.

99.2	Additional Financial Information for Q2 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: August 6, 2020	By:	/s/ Barry B. Goldstein
Barry B, Goldstein
President and CEO